                                                                    Exhibit 10.9

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON CONVERSION HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                        CONVERTIBLE LINE OF CREDIT NOTE
$1,000,000                                                      February 5, 1998

       FOR VALUE RECEIVED, the undersigned, LVL Communications Corporation, a California corporation (hereinafter referred to as the "Borrower"), hereby promises to pay to Trident III, L.L.C., a Cayman Islands exempted company with limited life, its successors and assigns (the "Lender") at 700 Gemini, Houston, Texas 77058 or at such other place as the holder hereof may from time to time designate in writing, the principal sum of up to One Million Dollars ($1,000,000) on the Termination Date, as defined in a certain loan agreement of even date herewith between the Borrower and the Lender, as the same may be from time to time amended or supplemented (the "Loan Agreement"), together with interest from and after the date hereof at the rate of ten percent (10%) per annum computed on the unpaid principal balance. By acceptance of this Convertible Line of Credit Note (the "Note"), the Lender represents, warrants, covenants and agrees that he, she or it will abide by and be bound by its terms and the terms of the Loan Agreement which are incorporated herein by reference. Capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

       1. Committed Amount. This Note has been issued pursuant to the Loan Agreement and the Borrower may borrow such principal amount hereunder up to the Committed Amount (as defined in the Loan Agreement), subject to the provisions of the Loan Agreement, and the Borrower shall be liable for payment to the Lender only for such principal amount of the Committed Amount as may be outstanding, together with interest as aforesaid on such outstanding principal amount from the date of advance thereof.

       2. Security. Repayment of amounts outstanding and/or owing hereunder is collateralized by the grant of a leasehold deed of trust, security agreement and assignment of subleases and rents and fixture filing in and to that certain leasehold interest arising out of that certain Commercial Office Lease dated February 15, 1996, as amended February 15, 1997, between the Borrower as tenant and RRC Partners, a California Limited Liability Company as landlord relating to those certain premises at 499 University Avenue, Palo Alto, California (the "Leasehold Deed of Trust").

       3. Conversion Right. Amounts outstanding from time to time hereunder will be converted into shares of common stock of the Borrower (the "Common Stock") as follows:

            (a) On the effective date (the "Effective Date") of the Debtors' Joint Plan of Reorganization (the "Plan") of the Borrower the first one hundred fifty thousand dollars ($150,000) of the principal owing hereunder shall be converted into (i) 150,000 shares of a new class of redeemable common stock ("New Common"); and (ii) 110,000 shares of Common Stock, subject to adjustment pursuant to Section 5 hereof. Furthermore, on the Effective Date, each dollar of principal owing hereunder in excess of one hundred fifty thousand dollars ($150,000) shall be automatically converted into 1.0 share of New Common and
0.733 shares of Common Stock of the Borrower, subject to adjustment as provided in Section 5 hereof. (The conversion ratios established in the prior two sentences of this section shall be referred to as the "Conversion Price.") Any amount converted shall be deemed to reduce the principal amount outstanding herewith by the amount so converted and shall proportionately reduce the amount available to be borrowed by the Borrower pursuant to this Note and the Loan Agreement. The New Common will have the following rights, entitlements and privileges: it will have dividend rights on par with those of Common Stock holders; except as otherwise required by law, each share will vote share for share as a single class with the Common Stock; the shares will be automatically redeemed at $1.00 per share upon the earlier of the closing of a subsequent debt or equity offering in excess of three million dollars ($3,000,000) by the Borrower (or its successor) or the receipt of proceeds from the Leasehold Deed of Trust in the event of foreclosure; except as set forth hereinabove the class shall have liquidation rights that are subordinate to those of the Class 5 Preferred Stock referenced in the Plan. The numbers of shares of Common Stock and New Common, respectively, issuable upon conversion shall be referred to as the "Conversion Price."

            (b) Notwithstanding any other provision hereof, the Conversion Right may not be exercised at any time during which a registration statement under the Securities Act of 1933 is filed but not effective, if such a conversion would constitute a violation of the registration provisions of such Act.

       4. Conversion Procedure. Conversion will be deemed to have taken place on the Effective Date of the Plan (the "Conversion Date"). As promptly as practicable thereafter, the Borrower shall issue and deliver to the Lender certificates representing the securities to which the Lender, or its successors or assignees are entitled The person or entity in whose name the certificates representing the shares of Common Stock issuable upon conversion hereof shall be deemed to have become a holder of record on the next succeeding day on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. The Borrower covenants that all securities which may be issued upon exercise of the Conversion Right referenced in Section 3 above will, upon issuance, be fully paid and nonassessable and free of all taxes, liens and charges caused or created by the Borrower with respect to the issuance thereof.

       5. Adjustments. The Conversion Price and the number and kind of securities which may be received upon the exercise of the Conversion Right referenced in Section 3 above shall be subject to adjustment from time to time upon the happening of certain events, as follows:

            (a) Stock Splits and Combinations. If the Borrower shall at any time or from time to time after the date hereof effect a subdivision of its outstanding shares of Common Stock, the Conversion Price then in effect immediately before such subdivision shall be proportionately decreased, and conversely, if the Borrower shall at any time or from time to time after the date hereof combine its outstanding shares of Common Stock, the Conversion Price then in effect immediately before such combination shall be proportionately increased. Any adjustment under this section shall become effective upon the close of business on the date the subdivision or combination becomes effective.

            (b) Certain Dividends and Distributions. In the event that the Borrower shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event, the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event that such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

                  (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                  (ii) the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

            (c) Other Dividends and Distributions. In the event that the Borrower at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Borrower other than shares of Common Stock, then and in each such event provisions shall be made so that the holder of this Note shall receive, upon conversion of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Borrower which such holder would have received had its Note been converted into shares of Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period) receivable by the holder as aforesaid during such period, giving application to all adjustments called for during such period under this section with respect to the rights of the holder of the Note.

            (d) Reclassification, Exchange or Substitution. If the shares of Common Stock issuable upon exercise of the Conversion Right shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in subsection (e) below), then and in each such event, the holder of this Note shall have the right thereafter upon exercise of the Conversion Right to receive the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, reclassification or other change, as the holder of the number of shares of Common Stock issuable upon exercise of the Conversion Right immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

            (e) Reorganization, Merger, Consolidation or Sale of Assets. If, at any time or from time to time, there shall be a capital reorganization of the shares of Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this section) or a merger or consolidation of the Borrower with or into another corporation, or the sale of all or substantially all of the Borrower's properties and assets to any other person or entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon exercise of the Conversion Right, the number of shares of capital stock or other securities or property of the Borrower, or of the successor corporation resulting from such merger or consolidation or sale, to which the holder of shares of Common Stock deliverable upon conversion would have been entitled on such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this section with respect to the rights of the holder of this Note after the reorganization, merger, consolidation or sale to the end that the provisions of this section (including adjustment of the Conversion Price then in effect and the number of shares of Common Stock issuable upon exercise of the Conversion Right) shall be applicable after that event as nearly equivalent hereto as may be practicable.

            (f) Minimum Adjustment. Notwithstanding anything to the contrary set forth herein, no adjustment of the Conversion Price shall be made in an amount equal to less than one cent ($.01), but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one cent ($.01) or more.

            (g) Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of the applicable Conversion Price pursuant to this section, the Borrower shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of this Note a certificate, signed by the Chairman of the Board, the President or the Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

            (h)   Notices of Record Date.  If and in the event that:

                  (i) the Borrower shall set a record date for the purpose of entitling the holders of shares of Common Stock to receive a dividend, or any other distribution, payable otherwise than in cash;

                  (ii) the Borrower shall set a record date for the purpose of entitling the holders of shares of Common Stock to subscribe for or purchase any shares of any class or to receive any other rights;

                  (iii) there shall occur any capital reorganization of the Borrower, reclassification of the shares of capital stock of the Borrower (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Borrower with or into another corporation, or sale of all or substantially all of the assets of the Borrower; or

                  (iv) there shall occur a voluntary or involuntary dissolution, liquidation, or winding up of the Borrower;

then, and in any such case, the Borrower shall cause to be mailed to the holder of record of this Note, at least thirty (30) days prior to the dates hereinafter specified, a notice stating the date: (A) which has been set as the record date for the purpose of such dividend, distribution, or rights; or (B) on which such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up is to take place and the record date as of which the holder of record shall be entitled to exercise the Conversion Right for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, dissolution, liquidation or winding up.

       6. Reservation. The Borrower covenants that prior to the Conversion Date, the Borrower will at all times have authorized and reserved for the purpose of issuance upon exercise of the Conversion Right, a sufficient number of shares of Common Stock and New Common (or other securities subject to the Conversion Right) to provide for the exercise of the Conversion Right in full.

       7. Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of the Conversion Right. In lieu of any fractional shares of Common Stock to which the Lender would otherwise be entitled, the Borrower shall pay an amount equal to the product of such fraction multiplied by the fair value of one share of Common Stock on the Conversion Date, as determined in good faith by the Board of Directors of the Borrower.

       8. Registration Rights. The Borrower hereby covenants and agrees as follows:

            (a)   Definitions. For purposes of this section:

                  (i) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration of effectiveness of such registration statement or other document by the Securities and Exchange Commission (the "SEC").

                  (ii) The term "Registrable Securities" means: (A) the shares of Common Stock issued or issuable upon conversion of this Note; or (B) any other securities of the Borrower issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the shares of Common Stock referenced in subsection (ii)(A) immediately above, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration or an exemption from registration.

                  (iii) The number of shares of "Registrable Securities then outstanding" shall be the number of securities outstanding which are Registrable Securities.

                  (iv) The term "Holder" as used hereinafter in this Section 8 means any person or entity owning of record Registrable Securities.

            (b)   Demand Registration Rights.

                  (i) If the Borrower shall receive, at any time after the Borrower registers and becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a written request (the "Demand Request") from the Holder, if only one Holder, or in the event of more than one Holder, the Holders of at least fifty percent (50%) of the Registrable Securities, requesting that the Borrower file a registration statement under the Securities Act relating to the Registrable Securities then outstanding, then the Borrower shall promptly provide notice of such request to any other Holders (together with a list of the jurisdictions in which the Borrower intends to attempt to qualify the offer and sale of the Registrable Securities under applicable state securities laws) and, as soon as is practicable thereafter, file a registration statement under the Securities Act relating to or otherwise including all of the Registrable Securities which the Holder or Holders have requested to be registered, subject to Subsection 8(b)(iii)below.

                  (ii) If the Holder or Holders intend to distribute the Registrable Securities covered by the Demand Request by means of an underwriting, they shall so advise the Borrower as a part of the Demand Request made pursuant hereto.

                  (iii) All Holders proposing to distribute their securities through an underwriting (together with the Borrower as set forth in Subsection 8(d) below) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Holder (or, if more than one Holder, the Holders of more than fifty percent (50%) of the Registrable Securities) and reasonably acceptable to the Borrower. Notwithstanding any other provision hereof, if the managing underwriter advises such Holder or Holders in writing that marketing factors require a limitation of the number of securities to be underwritten, the number of shares of Registrable Securities that may be included in the registration shall be so limited. Any Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation may, at the discretion of the managing underwriter, be included in such registration statement but the sale thereof may be deferred up to ninety (90) days after the effective date thereof at the request of the managing underwriter. If the managing underwriter has not limited or otherwise objected to the number of Registrable Securities to be underwritten, the Borrower may include securities for its own account in such registration and the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited. The Borrower shall be obligated to effect only one (1) demand registration pursuant hereto. To the extent that the Holder or Holders demand registration pursuant hereto and any of their Registrable Securities are included for registration hereunder, the demand registration right provided hereby shall be deemed to have been exercised.

            (c) Piggy-Back Registration Rights. If, at any time after the Borrower registers and becomes subject to the reporting requirements of the Exchange Act, the Borrower proposes to file a registration statement relating to any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Borrower shall promptly give each Holder written notice of such registration (the "Piggy-Back Notice"); provided, however, that the Borrower shall have no obligation to so notify Holders with respect to any registration subsequent to the first of such registrations to occur after the issuance of this Note and shall have no obligation if such registration statement relates to an underwritten offering by the Borrower and the managing underwriter of the subject proposed offering expresses its objection thereto to the Borrower. Upon the written request of a Holder given within twenty (20) days after receipt of such Piggy-Back Notice from the Borrower, the Borrower shall, subject to the provisions of Subsections 8(h) and 8(m) below, cause to be included in the registration statement filed by the Borrower under the Securities Act all of the Registrable Securities that such Holder has requested to be registered; provided, however, that the Borrower shall have no such obligation if such registration statement relates to an underwritten offering by the Borrower and the managing underwriter of the subject offering has expressed its objection to the same to the Borrower. To the extent that a Holder is offered the opportunity hereunder to include its Registrable Securities in a registration statement and includes any of its Registrable Securities therein, the piggy-back registration right provided hereby shall be deemed to have been exercised.

            (d) Obligations of the Borrower. Whenever required under this section to file a registration statement to effect the registration of any Registrable Securities, the Borrower shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder or, in the case of more than one Holder, the Holders of at least fifty percent (50%) of the Registrable Securities, keep such registration statement effective for at least six (6) months.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holders.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of the securities covered by the registration statement, provided that the Borrower shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering.

                  (vi) Notify the Holders promptly after the Borrower shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed.

                  (vii) Notify the Holders of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order.

            (e) Furnish Information. It shall be a condition precedent to the obligations of the Borrower to take any action pursuant hereto that any Holder seeking to include any of its Registrable Securities in a registration statement filed by the Borrower pursuant hereto shall furnish to the Borrower such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities. In that connection, each such Holder shall be required to represent to the Borrower that all such information which is given is both complete and accurate in all material respects.

            (f)   Definition of Expenses.

                  (i) "Registration Expenses" shall mean all expenses incurred by the Borrower in complying with Sections 8(b) and 8(c) hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Borrower, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Borrower which shall be paid in any event by the Borrower).

                  (ii) "Selling Expenses" shall mean all underwriting discounts, selling commissions and underwriters' expense allowance applicable to the sale and all fees and disbursements of any special counsel (other than the Borrower's regular counsel) for any Holder.

            (g) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance herewith, shall be borne by the Borrower, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of Registrable Securities so registered; provided, however, that the Borrower shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by a Holder, the registration statement does not become effective. In the case of such withdrawal and the failure of such Holder to agree so to forfeit, such Holder shall bear such Registration Expenses on a pro rata basis based on the number of Registrable Securities so included in the registration request.

            (h) Underwriting Requirements. All Holders proposing to distribute Registrable Securities through an underwriting pursuant hereto shall (together with the Borrower and any other securityholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Borrower. Notwithstanding any other provision of this section, at the request of the managing underwriter, each Holder shall delay the sale of Registrable Securities which such Holder has requested be registered under this section for a period of up to ninety (90) days commencing with the effective date of the registration statement. Notwithstanding anything to the contrary herein, no such delay shall be required with respect to securities offered by holders of securities who have requested the Borrower to register such securities pursuant to a mandatory registration obligation of the Borrower if other securityholders of the Borrower who have not made requests pursuant to such an obligation are not subject to a similar delay. If a Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Borrower and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of such Holder.

            (i) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this section.

            (j) Indemnification. In the event that any Registrable Securities are included in a registration statement pursuant hereto:

                  (i) To the extent permitted by law, the Borrower will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person or entity, if any, that controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the Borrower of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Borrower will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Borrower (which consent shall not be unreasonably withheld), nor shall the Borrower be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Holder, underwriter or controlling person; and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the definitive prospectus, such indemnity agreement shall not inure to the benefit of the underwriter (or the benefit of any person or entity that controls such underwriter), if a copy of the definitive prospectus was not sent or given to such person or entity with or prior to the confirmation of the sale of such securities to such person or entity.

                  (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Borrower, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Borrower within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities Act) for the Borrower, any person who (or entity that) controls such underwriter, and any other securityholder selling securities in such registration statement or any of its directors or officers or any person who controls such securityholder, against any losses, claims, damages or liabilities (joint or several) to which the Borrower or any such director, officer, controlling person (or entity), or underwriter or controlling person, or other such securityholder or director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the securityholder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Borrower or any such director, officer, controlling person (or entity), underwriter or controlling person (or entity), other Holder, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld.

                  (iii) Promptly after receipt by an indemnified party under this Section 8(j) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8(j), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8(j), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8(j).

            (k) Reports Under Securities Exchange Act of 1934. With a view toward making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Borrower to the public without registration, the Borrower agrees to:

                  (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

                  (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Borrower under the Securities Act and the Exchange Act; and

                  (iii) furnish to each Holder, so long as such Holder owns any Registrable Securities, promptly upon request such information as may be reasonably requested in order to allow such Holder to avail itself of any rule or regulation of the SEC which permits the selling of any such securities without registration.

            (l)   Termination of the Borrower's Obligations.

                  (i)   The Borrower shall have no obligation pursuant to
Section 8 with respect to any request made by a Holder after the second anniversary of the Termination Date.

                  (ii) Notwithstanding any provision hereof to the contrary, the Borrower shall not be required to effect any registration under the Securities Act or under any state securities laws on behalf of any Holder if, in the opinion of counsel for the Borrower, the offering or transfer by such Holder in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred and the method of offering or transfer) is exempt from the registration requirements of the Securities Act and the securities laws of applicable states.

            (m) Lock Ups; Limitation on Rights. The Lender (and any subsequent Holder) by acceptance hereof hereby agrees that, in the event that subsequent to the date hereof, the Borrower conducts an underwritten public offering of its securities: (i) the right to demand or otherwise request registration pursuant to the provisions hereof shall be subject to the approval of the underwriter of such public offering; and (ii) the Lender (and any subsequent Holder) shall agree to refrain from exercising such rights or selling, transferring or otherwise disposing of any of the Registrable Securities for a period of up to nine (9) months should the underwriter so request in writing.

            (n) Restricted Securities. By acceptance hereof, the Lender (and any subsequent Holder) understands and agrees that this Note and the shares of Common Stock and New Common issuable upon conversion hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and have not been the subject of registration under the Securities Act and that under such laws and applicable regulations such securities may be resold in the absence of registration under the Securities Act only in certain limited circumstances. The Lender (and any subsequent Holder by acceptance hereof) represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

       9. Legends. It is understood that this Note and each certificate evidencing shares of Common Stock issuable upon conversion hereof (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) shall bear the legends (in addition to any legends which may be required in the opinion of the Borrower's counsel by the securities laws of the state where the Lender is located) substantially as set forth on the first page of this Note.

       10. Presentment. Except as set forth herein, Borrower waives presentment, demand and presentation for payment, notice of nonpayment and dishonor, protest and notice of protest and expressly agrees that this Note or any payment hereunder may be extended from time to time by the Lender without in any way affecting the liability of Borrower.

       11.  Notices.

            (a) Notices to the Lender. Any notice required by the provisions of this Note to be given to the Lender (or a subsequent Holder) shall be in writing and may be delivered by personal service, facsimile transmission or by registered or certified mail, return receipt requested, with postage thereon fully prepaid or overnight delivery courier. All such communications shall be addressed to the Lender or Holder of record at its address appearing on the books of the Borrower. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time.

            b. Notices to the Borrower. Whenever any provision of this Note requires a notice to be given or a request to be made to the Borrower by the Lender (or a subsequent Holder), then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested with postage thereon fully prepaid to the Borrower at its principal place of business. No notice given or request made hereunder shall be valid unless signed by the Lender (or subsequent Holder) giving such notice or request.

       12.  Events of Default.

            (a) Upon the occurrence of an Event of Default (as defined in the Loan Agreement), this Note shall be considered to be in default and the entire unpaid principal sum hereof, together with accrued interest, shall at the option of the holder hereof become immediately due and payable in full. Upon the occurrence of an Event of Default and the placement of this Note in the hands of an attorney for collection, the Borrower agrees to pay reasonable collection costs and expenses, including reasonable attorneys' fees and interest from the date of the default at the maximum rate permitted by law computed on the unpaid principal balance.

            (b) The Lender may waive any Event of Default hereunder. Such waiver shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent Lenders under this Note.

       13. Survival. In the event that all or a portion of the principal hereunder is converted pursuant to Section 3 above, Section 8 hereof relating to registration rights shall survive the termination of this Note upon cancellation hereof resulting from repayment of the balance of amounts outstanding hereunder or the issuance of a new note pursuant to Section 4 above.

       14. Construction; Governing Law. The validity and construction of this Note and all matters pertaining hereto are to be determined in accordance with the laws of the State of Texas without regard to the conflicts of law principles thereof.

       IN WITNESS WHEREOF, Borrower, by its appropriate officers thereunto duly authorized, has executed this Note and affixed its corporate seal as of this 4th day of February 1998.


ATTEST:                                LVL COMMUNICATIONS CORPORATION


By:                                    By:
       --------------------------             -----------------------------
       Secretary                              Name
                                                    -----------------------
                                              Its:
                                                    -----------------------

                                                                    Exhibit 10.9

                                AMENDMENT TO THE
                         CONVERTIBLE LINE OF CREDIT NOTE

       THIS AMENDMENT (the "Amendment") to the Convertible Line of Credit Note, dated February 5th, 1998, by and between LVL Communications Corporation, a California corporation (the "Borrower") and Trident III, L.L.C., a Cayman Islands exempted company with a limited life (the "Lender).

       WHEREAS, the Borrower entered into a Loan Agreement dated February 5, 1998 with the Lender, and pursuant to such Loan Agreement, the Borrower executed, in favor of the Lender, a Convertible Line of Credit Note ("Note") dated February 5th, 1998, providing the Lender, at Section 3, with the option of converting all or a portion of the Note into certain redeemable and non-redeemable Common Stock of the Borrower, or into a successor entity of the Borrower;

       WHEREAS, the Borrower subsequently submitted an Amended Plan of Reorganization (the "Amended Plan") to the United States Bankruptcy Court for the Northern District of California on March 24, 1998, and such Amended Plan was approved by the Bankruptcy Court on April 16, 1998, without creditor objection; and

       WHEREAS, prior to the submission of the Amended Plan, the Borrower and the Lender had agreed that the conversion ratios set forth below as amended
Section 3(a) were the true and correct conversion ratios for the Note, and the terms of the certain redeemable Common Stock and non-redeemable Common Stock and these conversion ratios and terms had been contemplated and approved by the confirmed Amended Plan;

       NOW, THEREFORE, with the consent of the Lender, the Borrower hereby amends Section 3(a) of the Note to reflect the "Amended Conversion Price" and terms of the redeemable and non-redeemable Common Stock as follows:

       (a) Immediately following the effective date (the "Effective Date") of the Debtors' Joint Plan of Reorganization (the "Plan") of the Borrower, (i) the first one hundred fifty thousand dollars ($150,000) of the principal owing hereunder shall, at the option of the Lender, be converted into 150,000 shares of a new class of redeemable Common Stock ("New Common"); and 120,000 shares of Common Stock shall be issued to the Lender, subject to adjustment pursuant to
Section 5 hereof; (ii) furthermore, immediately following the Effective Date, each dollar of principal owing hereunder up to the next three hundred fifty thousand dollars ($350,000) shall be converted at the option of the Lender into
1.0 shares of New Common; and 0.80 shares of Common Stock shall be issued to the Lender for each dollar of principal owing up to such additional $350,000; (iii) furthermore, immediately following the Effective Date each dollar of principal owing hereunder in excess of five hundred thousand dollars ($500,000) (A) shall be converted at the option of the Lender into 1.0 share of New

Common; and (B) 0.40 shares of Common Stock of the Borrower shall be issued to the Lender for each dollar of principal owing up to such additional $500,000, subject to adjustment as provided in Section 5 hereof. (The conversion ratios established in the prior two sentences of this section shall be referred to as the "Conversion Price.") Any amount converted shall be deemed to reduce the principal amount outstanding herewith by the amount so converted and shall proportionately reduce the amount available to be borrowed by the Borrower pursuant to this Note and the Loan Agreement. The New Common will have the following rights, entitlements and privileges: it will have dividend rights on par with those of Common Stock holders; except as otherwise required by law, each share will vote share for share as a single class with the Common Stock; the shares will be redeemed at the option of the Lender at $1.00 per share upon the earlier of the closing of a subsequent debt or equity offering in excess of three million dollars ($3,000,000) by the Borrower (or its successor) or the receipt of proceeds from the Leasehold Deed of Trust in the event of foreclosure.

       IN WITNESS WHEREOF, Borrower, by its appropriate officers thereto, duly authorized, has executed this Amendment to the Convertible Line of Credit Note as of this 28th day of July, 1998.



ATTEST:                                      LVL COMMUNICATIONS CORPORATION


By:                                          By:
     ------------------------------              -------------------------------
     Secretary                                   Calbert Lai, President


CONSENT:

TRIDENT III, L.L.C.


By:
     ------------------------------




                                       2